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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K
                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 25, 2005

                                 LSB CORPORATION
             (Exact name of registrant as specified in its charter)

       MASSACHUSETTS                   000-32955                  04-3557612
(State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)

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                             30 MASSACHUSETTS AVENUE
                       NORTH ANDOVER, MASSACHUSETTS 01845

                                 (978) 725-7500

   (Address, including zip code, of registrant's principal executive offices and registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.        Results of Operations and Financial Condition.

         On January 25, 2005, the registrant announced, in a press release, its earnings results for the quarter and year ended December 31, 2004. A copy of the press release issued by the registrant is herewith attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

(c)      Exhibits.

99.1     Press Release dated January 25, 2005.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


LSB CORPORATION


DATED:      January 25, 2005


By:         /S/ PAUL A. MILLER
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            Paul A. Miller
            President and Chief Executive Officer
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                                  EXHIBIT INDEX

                    Exhibit No.           Description

                                99.1      Press Release dated January 25, 2005